SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                                  --------------------

                                        FORM 8-K


                                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               June 17, 1996


                              CITIBANK (SOUTH DAKOTA), N.A.
                                      ON BEHALF OF
                            NATIONAL CREDIT CARD TRUST 1989-4 (Issuer in respect
               of the National Credit Card Trust 1989-4
                      9.45% Credit Card Participation Certificates
                           (collectively, the "Certificates"))

                   (Exact name of registrant as specified in charter)


             UNITED  STATES OF  AMERICA                     33-28978
          (State or other  jurisdiction               (Commission File No.)
                 of incorporation)


                                   46-0358360
                      (I.R.S. Employer Identification No.)


               701 EAST 60TH ST., NORTH
              SIOUX FALLS, SOUTH DAKOTA                         57117
       (Address of principal executive offices)               (Zip Code)


            Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         Set forth below is the Certificateholder's Statement relating to the Distribution Date occurring on June 17, 1996 and the related Due Period delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of June 15, 1989 (the "Pooling Agreement") relating to National Credit Card Trust 1989-4 among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. The Certificateholder's Statement contains information relating to the distribution to Certificateholders on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Pooling Agreement.

                     CERTIFICATEHOLDER'S STATEMENT

                     CITIBANK (SOUTH DAKOTA), N.A.
                CITIBANK (NEVADA), NATIONAL ASSOCIATION

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                     NATIONAL CREDIT CARD TRUST 1989-4
- ----------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 15, 1989, by and among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Yasuda Bank and Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificate- holders and the performance of the National Credit Card Trust 1989-4 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on June 17, 1996 Distribution Date ("Distribution Date") and with respect to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Certificateholders
        (Stated on the Basis of $1,000 Current Invested Amount).

    1.  The total amount of the distribution to
        Certificateholders on the Distribution
        Date, per $1,000 interest..........................$         150.732

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal
        on the Investor Certificates, per $1,000
        interest...........................................$         142.857
    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest
        on the Investor Certificates, per $1,000
        interest...........................................$           7.875

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of
             Receivables processed during the Due
             Period(s) with respect to the Distribution
             Date..........................................$    156,732,253

        (b)  The aggregate amount of Collections of
             Receivables in respect of Finance Charge
             Receivables processed during the Due

             Period(s) with respect to the Distribution
             Date..........................................$     16,327,537  [1]

        (c) The aggregate amount of Collections of Receivables in respect of Principal Receivables processed during the Due Period(s) with respect to the Distribution
             Date..........................................$    140,404,716  [2]

    2.  Allocation of Receivables.

         (a)  The Floating Allocation Percentage
              for the Due Period(s) with respect
              to the Distribution Date......................     57.6180    %

         (b)  The Fixed Allocation Percentage...............     82.193%     [3]

    ------------------------------------------------------------

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate.

    [3] Applicable during the Accumulation Period and any Early
        Amortization Period.

    3.  Delinquent Balances.

        (a) The aggregate outstanding balance of the Accounts which were delinquent by 35 days to 64 days as of the close of business on the last day of the calendar month preceding
             the Distribution Date.........................$     17,873,794

        (b) The aggregate outstanding balance of the Accounts which were delinquent by 65 days or more as of the close of business on the last day of the calendar month
             preceding the Distribution Date...............$     26,155,066

    4.  Investor Default Amount.

        The aggregate Investor Default Amount for
        the Distribution Date..............................$      2,228,145

    5.  Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The Draw Amount, if any, for the Distri-
             bution Date.  The Draw Amount for any
             Distribution Date is equal to the amount
             by which Monthly Interest plus the
             Investor Default Amount for such Distri-
             bution Date exceeds the Floating
             Allocation Percentage of Collection
             in respect of Finance Charge Receivables
             deposited in the Collections Account for
             the Due Period preceding such Distribution
             Date..........................................$              0

        (b)  The Investor Charge-Offs, if any, for the
             Distribution Date.  The Investor Charge-
             Offs for any Distribution Date are equal
             to the excess of the Draw Amount for
             such Distribution Date over the Available
             L/C Amount on such Distribution Date..........$              0
        (c)  The amount of the Investor Charge-Offs
             set forth in Item 6(b) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each
             Investor Certificateholder's investment)......$              0

        (d)  The total amount reimbursed to the Trust
             for such Distribution Date in respect of
             Investor Charge-Offs..........................$              0

        (e) The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Investor Certificateholder's
             investment)...................................$              0

        (f)  The amount, if any, by which the outstanding
             principal balance of the Investor Certificate
             exceeds the Invested Amount as of the end of
             the day on the Record Date with respect to
             the Distribution Date.........................$              0

    6.  Investor Servicing Fee.

        The aggregate amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer for
        the Distribution Date..............................$      1,314,444

    7.  Available L/C Amount.

        (a) The amount available to be drawn under the L/C (the "Available L/C Amount") as of the close of business on such Distribution Date, after giving effect to any drawings on the L/C and payments
             to the L/C Issuer on such Distribution Date...$     54,220,833

        (b)  The ratio of the Available L/C Amount
             to the Invested Amount, (less the
             aggregate principal amount on deposit
             in the Principal Funding Account) as
             of the close of business on such
             Distribution Date, after giving
             effect to any drawings on the L/C
             and payments to the L/C Issuer on
             such Distribution Date.........................      12.833%

    8.  The existing Deficit Controlled Amortization
        Amount for such Distribution Date..................$       N/A       [5]


  C.    The Pool Factor.

        The Pool Factor for the preceding Record Date represents the ratio of the Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Invested Amount which will occur on the following Distribution Date) to the Initial Invested Amount. The amount of a Certificateholder's pro rata share of the Invested Amount can be determined by multiplying the original denomination of the holder's Certificate
        by the Pool Factor..................................      50.00     %

  D.    Receivables Balances.

    1.  The aggregate amount of Principal
        Receivables in the Trust at the close
        of business on the last day of the
        preceding Due Period...............................$    971,850,175

    2.  The aggregate amount of Finance Charge
        Receivables in the Trust at the close of
        business on the last day of the preceding
        Due Period.........................................$     13,274,069

                                                 CITIBANK, N.A.,
                                                 as Paying Agent


                                         By:   /s/ Susan Sexton
                                         Name:   Susan Sexton
                                         Title:    Vice President

 [4]  Applicable during the Accumulation Period.

                                       SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CITIBANK (SOUTH DAKOTA),
                                     N.A.,
                                     as Servicer
                                     National Credit Card Trust 1989-4



                                  By:  /s/ Eugane D. Rowenhorst
                                       ---------------------------
                                       Eugene D. Rowenhorst
                                       Senior Vice President

Dated: July 9, 1996